UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 23, 2004

POPULAR, INC.

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-13818	66-0416582

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Munoz Rivera Avenue, Hato Rey, Puerto Rico	00918

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

ITEMS 1-4. Not Applicable.

ITEM 5. OTHER EVENTS.

The exhibits listed in Item 7 are filed with reference to and are hereby incorporated by reference (a) into the Registration Statement on Form S-3 (File No. 333-111007), as amended, filed with the Securities and Exchange Commission by Popular, Inc. and certain of its subsidiaries and (b) herein.

ITEM 6. Not Applicable.

ITEM 7. EXHIBITS

(1)(a)	Distribution Agreement, dated June 30, 2004, among Popular, Inc., UBS Securities LLC, Banc of America Securities LLC, Keefe, Bruyette & Woods, Inc. and Popular Securities, Inc.

(1)(b)	Distribution Agreement, dated June 23, 2004, among Popular North America, Inc., UBS Securities LLC, Banc of America Securities LLC, Keefe, Bruyette & Woods, Inc. and Popular Securities, Inc.

(4)(a)	Senior Indenture of Popular, Inc., dated as of February 15, 1995, as supplemented by the First Supplemental Indenture thereto, dated as of May 8, 1997, each between Popular, Inc. and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(d) to the Registration Statement No. 333-26941 of Popular, Inc., Popular International Bank, Inc. and Popular North America, Inc., as filed with the SEC on May 12, 1997).

(4)(b)	Second Supplemental Indenture of Popular, Inc., dated as of August 5, 1999, between Popular, Inc. and Bank One, NA (formerly know as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(e) to Popular, Inc.’s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

(4)(c)	Senior Indenture of Popular North America, Inc., dated as of October 1, 1991, as supplemented by the First Supplemental Indenture thereto, dated as of February 28, 1995, and the Second Supplemental Indenture thereto, dated as of May 8, 1997, each among Popular North America, Inc., Popular, Inc., as guarantor, and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference to Exhibit 4(f) to the Registration Statement No. 333-26941 of Popular, Inc., Popular International Bank, Inc. and Popular North America, Inc., as filed with the SEC on May 12, 1997).

(4)(d)	Third Supplemental Indenture of Popular North America, Inc., dated as of August 5, 1999, among Popular North America, Inc., Popular, Inc., as guarantor, and Bank One, NA (formerly known as The First National Bank of Chicago), as trustee (incorporated by reference from Exhibit 4(h) to Popular, Inc.’s Current Report on Form 8-K (File No. 002-96018), dated August 5, 1999, as filed with the SEC on August 17, 1999).

4)(e)	Form of Fixed Rate Medium-Term Note, Series 5, of Popular, Inc.

(4)(f)	Form of Floating Rate Medium-Term Note, Series 5, of Popular, Inc.

(4)(g)	Form of Fixed Rate Medium-Term Note, Series F, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

(4)(h)	Form of Floating Rate Medium-Term Note, Series F, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

(10)(a)	Administrative Procedures governing Medium-Term Notes, Series 5, of Popular, Inc.

(10)(b)	Administrative Procedures governing Medium-Term Notes, Series F, of Popular North America, Inc., fully guaranteed by Popular, Inc.

(10)(c)	Interest Calculation Agency Agreement, dated as of June 30, 2004, between Popular, Inc. and J.P. Morgan Trust Company, National Association.

(10)(d)	Interest Calculation Agency Agreement, dated as of June 30, 2004, between Popular North America, Inc. and J.P. Morgan Trust Company, National Association.

ITEMS 8-9. Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

Date: July 2, 2004	By: /s/ Jorge A. Junquera Name: Jorge A. Junquera Title: Senior Executive Vice President